UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2025

ASSOCIATED BANC-CORP

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin 54301

(Address of principal executive offices) (Zip Code)

920 491-7500

(Registrant’s telephone, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum. Perp Pref Stock, Srs E	ASB PrE	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum. Perp Pref Stock, Srs F	ASB PrF	New York Stock Exchange
6.625% Fixed-Rate Reset Subordinated Notes due 2033	ASBA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On November 30, 2025, Associated Banc-Corp, a Wisconsin corporation (“Associated”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American National Corporation, a Nebraska corporation (“American National”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, American National will merge with and into Associated (the “Merger”), with Associated surviving the Merger (the “Surviving Corporation”). Immediately following the effective time of the Merger (the “Effective Time”) or at such later time and date as Associated may determine in its sole discretion, Associated will cause American National’s wholly owned banking subsidiary, American National Bank, to merge with and into Associated’s wholly owned banking subsidiary, Associated Bank, National Association (the “Bank Merger”), with Associated Bank, National Association continuing as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the Board of Directors of each of Associated and American National.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of voting stock, par value $1.00 per share, and each share of non-voting stock, par value $0.01 per share, of American National issued and outstanding immediately prior to the Effective Time, other than certain excepted shares (including those held by American National or Associated, if any), will be converted into the right to receive 36.250 shares (the “Exchange Ratio,” and such shares, the “Merger Consideration”) of common stock, par value $0.01 per share, of Associated (“Associated Common Stock”). Fractional shares will not be issued; instead, American National shareholders will receive cash in lieu of fractional shares.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both Associated, on the one hand, and American National, on the other hand, and each party has agreed to customary covenants.

Under the Merger Agreement, each of Associated and American National has agreed to use its reasonable best efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority or other third party to consummate the transactions contemplated by the Merger Agreement (including the Merger and the Bank Merger). Notwithstanding such general obligation, Associated shall not be required to, and American National shall not (without the written consent of Associated), take any action that would reasonably be likely to have a material adverse effect on the Surviving Corporation and its subsidiaries, taken as a whole, after giving effect to the Merger (measured on a scale relative to the size of American National and its subsidiaries, taken as a whole) (a “Materially Burdensome Regulatory Condition”).

Governance

Pursuant to the Merger Agreement, effective as of the Effective Time, Associated will cause Wende Kotouc, Executive Co-Chairman and Chief Executive Officer of American National Bank and Executive Vice President and a member of the board of directors of American National, to be appointed as a director of Associated. If Associated’s board of directors will consist of greater than eleven members following its 2026 Annual Meeting of Shareholders, Associated will cause to be appointed effective immediately following such meeting a second mutually agreed American National board member as a director of Associated.

Closing Conditions

The completion of the Merger is subject to customary conditions, including (1) authorization for listing on the New York Stock Exchange of the shares of Associated Common Stock to be issued in the Merger, subject to official notice of issuance, (2) receipt of regulatory authorizations, consents and approvals, including from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, and expiration of all applicable waiting periods in respect thereof, (3) effectiveness of the registration statement on Form S-4 for Associated Common Stock to be issued (other than to American National’s voting shareholders) in the Merger, and (4) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger or the Bank Merger or making the completion of the Merger or the Bank Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain materiality qualifications, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its respective counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. In addition, Associated’s obligation to complete the Merger is subject to receipt from American National of a properly executed Foreign Investment and Real Property Tax Act of 1980 notification letter and absence of any Materially Burdensome Regulatory Condition, and each party’s obligation to complete the Merger is subject to the absence of any breach or intended breach of certain ancillary agreements described further in the Merger Agreement.

Termination

The Merger Agreement provides certain termination rights for both Associated and American National (a) by mutual written consent of Associated and American National, (b) by either Associated or American National if there is a final injunction, order or decree prohibiting or making illegal the consummation of the Merger or the Bank Merger, (c) by either Associated or American National if the Merger has not been consummated by November 30, 2026, unless such date is amended by mutual written agreement of Associated and American National, or (d) by either Associated or American National (provided that the terminating party is not then in material breach of any representation, warranty, obligation, covenant or other agreement contained in the Merger Agreement) if there has been an uncured or incurable breach by the other party of any of its representations or covenants that would result in the failure of a closing condition.

Important Statement Regarding Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Associated or American National, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Associated, American National, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a prospectus of Associated, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that Associated makes with the Securities and Exchange Commission (the “SEC”).

Transfer, Voting and Registration Rights Agreement

Concurrently with the execution and delivery of the Merger Agreement, the voting shareholders of American National have entered into a Transfer, Voting and Registration Rights Agreement (the “Shareholders’ Agreement”) pursuant to which, among other things, each American National voting shareholder delivered its executed written consent to adopt the Merger Agreement, agreed to comply with certain transfer restrictions with respect to the Associated Common Stock they will receive in the Merger and agreed, subject to limited exceptions, to vote their shares of Associated Common Stock in accordance with the recommendation of the Associated board of directors, and Associated agreed to register such shares of Associated Common Stock on the terms and subject to the conditions set forth in the Shareholders’ Agreement. The transfer restrictions prohibit transfers of Associated Common Stock in the first sixty days following the completion of the merger and, for the remainder of the period through the first anniversary, among other things, limits the public sale of shares to 150,000 shares per day (unless pursuant to a broadly distributed underwritten offering). The transfer and voting obligations will terminate at such time when the former American National voting shareholders cease to hold at least 5% of outstanding Associated voting securities, and each such shareholder’s registration rights will terminate once such shareholder no longer holds any registrable securities of Associated.

The foregoing description of the Shareholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders’ Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Report on Form 8-K with respect to the issuance of Associated Common Stock to the American National voting shareholders is incorporated herein by reference. The issuance of the Associated Common Stock to American National voting shareholders in the Merger is expected to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 30, 2025, by and between Associated Banc-Corp and American National Corporation

10.1	Transfer, Voting and Registration Rights Agreement, dated as of November 30, 2025, between Associated Banc-Corp and the other signatories thereto

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Associated Banc-Corp (“Associated”) and American National Bank (“American National”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “seek,” “anticipate,” “continue,” “believe,” “intend,” “estimate,” “project,” “will,” “would,” “plan,” “trend,” “objective,” “target,” “outlook,” “forecast,” “goal,” or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Associated cautions that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Associated’s and American National’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio, which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency, Federal Reserve, FDIC, the Consumer Financial Protection Bureau and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Associated and American National; the outcome of any legal proceedings that may be instituted against Associated or American National; delays in completing the proposed transaction involving Associated and American National; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to satisfy any of the conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Associated and American National do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Associated and American National to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Associated and American National successfully; the dilution caused by Associated’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Associated and American National. Additional factors that could cause results to differ materially from those described above can be found in Associated’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available on the “Investor Relations” section of Associated’s website, https://investor.associatedbank.com, under the subheading “SEC Filings” of the heading “Financials” and in other documents Associated files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Associated does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Associated updates one or more forward-looking statements, no inference should be drawn that Associated will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Associated will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a prospectus of Associated. SHAREHOLDERS OF AMERICAN NATIONAL ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, TOGETHER WITH ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the registration statement, as well as other filings containing information about Associated, without charge, at the SEC’s website (http://www.sec.gov) and Associated’s website (https://investor.associatedbank.com/financials/sec-filings/default.aspx). Copies of the registration statement, when available, and the filings with the SEC that will be incorporated by reference in the registration statement can also be obtained, without charge, by directing a request in writing to Associated Banc-Corp, Attn: Investor Relations, 433 Main Street, Green Bay, WI 54301 or by email to investor.relations@associatedbank.com. Reference to Associated’s website does not constitute incorporation by reference of the information contained on the website and is not, and should not be, deemed part of this filing.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: December 4, 2025	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary

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